UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 11, 2000
                Date of Report (Date of earliest event reported)


                            FRISBY TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                     001-14005                  62-1411534
(State or other jurisdiction    (Commission File No.)          (IRS Employee
        of incorporation)                                 Identification Number)



                           3195 Centre Park Boulevard
                       Winston-Salem, North Carolina 27107
                     (Address of Principal Executive Office)

                                 (336) 784-7754
              (Registrant's telephone number, including area code)

                               77 East Main Street
                                    Suite 200
                            Bay Shore, New York 11706
                                (Former Address)

Item 5.  Other Events

     Frisby Technologies, Inc. (the "Company") and Schoeller Textil, AG announced on April 11, 2000 the formation of Schoeller Frisby Technologies GmbH, a Switzerland-based joint venture which will be the exclusive marketer, seller and distributor of ComforTemp(R) brand foams and fabrics and schoeller(R)-ComforTemp(R) brand textiles to all markets within Europe and to the United States-based fashion industry and certain non-exclusive rights in Asia. The venture expands upon the license agreement between the two companies that was announced in December 1998 and is expected to result in several important strategic and operational synergies.

     Reference is made to the Company's related press release attached hereto as
Exhibit 99.01 and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the final paragraph of the press release).


Item 7.  Financial Statements and Exhibits

          (c)     Exhibits:

                  99.01 Press Release dated April 11, 2000.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FRISBY TECHNOLOGIES, INC.

Date:  April 25, 2000

                                   By:/s/ Gregory S. Frisby
                                      ---------------------
                                   Name: GREGORY S. FRISBY
                                   Title:  President and Chief Executive Officer



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2


                                  EXHIBIT 99.01


        FRISBY AND SCHOELLER TEXTIL, AG ANNOUNCE JOINT VENTURE AGREEMENT

 Schoeller Frisby Technologies GmbH Will Market, Distribute and Sell Products to
                       Broad Range of European Industries


WINSTON-SALEM, NORTH CAROLINA AND SEVELEN, SWITZERLAND, APRIL 11, 2000 - Frisby Technologies, Inc. (NASDAQ: FRIZ) the developer of patented ComforTemp(R) DCC(TM), the No. 1 brand of dynamic climate control materials, and Schoeller Textil AG, one of the world's most recognized and innovative suppliers of high performance fabrics today announced the formation of Schoeller Frisby Technologies GmbH. This Switzerland-based joint venture will be the exclusive marketer, seller and distributor of ComforTemp(R) brand foams and fabrics and schoeller(R)-ComforTemp(R) brand textiles to all markets within Europe and to the US-based fashion industry.

The venture expands upon the license agreement between the two companies that was announced in December 1998. Schoeller has established a strong base of over 50 customers for ComforTemp(R)-based products in the sports, fashion and performance apparel industries, including Andrew Marc, BMW, Bogner, Gucci, K-2, Pierre Cardin, Polo Ralph Lauren, Puma, and Reusch. The joint venture will now be the exclusive provider of ComforTemp(R) and schoeller(R)-ComforTemp(R) fabrics to all of these existing apparel customers. The venture is also expected to result in several important strategic and operational synergies:

o Accelerated development of business opportunities within new European industrial, commercial and consumer markets.
o The broadening of the ComforTemp(R) and schoeller(R)-ComforTemp(R) product ranges by combining the companies' marketing resources and technical expertise in the areas of textile design and thermal management to develop new products.
o An efficient, focused, and coordinated marketing and communications campaign and sales strategy in Europe.

Frisby will include the venture's financial results with Frisby's consolidated financial statements. The effective date of the venture is January 1, 2000. The Chairman and CEO of the venture is Hans-Jurgen Huebner, president of Schoeller Textil, AG.

Hans-Jurgen Huebner, stated, "Schoeller has built its reputation on identifying and capitalizing on new, break-through technologies before our competitors. Frisby's dynamic climate control materials are one of the most exciting innovations in the textile industry to come along in decades. We have had great initial success with our schoeller(R)-ComforTemp(R) range of fabrics in sportswear and apparel, but the potential uses extend well beyond apparel. Formalizing this relationship to take these products to new industries is a sound strategic business decision."

In commenting on these latest developments, Greg Frisby, Chairman and CEO of Frisby Technologies stated, "There is no better partner with whom to capitalize on the European market opportunity than Schoeller. The formalization of this strategic joint venture with Schoeller will enable each company to build upon the strengths of each brand while eliminating any duplication of effort in accommodating the growing demand for products containing ComforTemp(R) materials. Schoeller has an excellent reputation world wide and we look forward to the benefits that can be derived from their many, successful relationships and depth of experience in Europe."

Schoeller Frisby Technologies GmbH will also act as a non-exclusive agent of Frisby and Schoeller to market, distribute and sell certain products to manufacturers of end-use products for Asia, excluding Japan.

Schoeller Textil, AG, located in Sevelen, Switzerland is a 130-year-old company that supplies innovative fabrics and technologies to a world wide customer base for sports, fashion, industrial health and safety and industrial design. For more information, visit the Schoeller Web site at www.schoeller-textiles.com.

Frisby Technologies is a global leader in the development of dynamic thermal management solutions for the apparel, footwear and sporting goods, packaging, home furnishings, healthcare and electronics industries. ComforTemp(R) DCC(TM) dynamic climate control materials can be found in products from major manufacturers such as Titleist and FootJoy Worldwide, Timberland, Schoeller Textil, Spyder Active Sports, Wolverine World Wide, Orvis, Wells Lamont, LaCrosse Footwear and Herman Survivors. For more information, contact Frisby Technologies at (877) 444-COMFORT, visit the ComforTemp(R) Web site at www.comfortemp.com, or join the Frisby electronic news distribution list by sending your e-mail address to investors@frisby.com.

This press release contains certain forward-looking statements that relate to Frisby Technologies' future plans and objectives. Those statements are subject to numerous risks and uncertainties that could cause actual results, performance and achievements to differ materially from those described or implied in the forward-looking statements, and reported results should not be considered an indication of future performance. Those potential risks and uncertainties include without limitation the uncertainty of the economic environment for the remainder of this year, the need for further development of certain of Frisby Technologies' products and markets, the development of alternative technologies by third parties, the uncertainty of market acceptance and demand for the company's products in the future, and Year 2000 issues affecting the company and its customers and suppliers. Those potential risks and uncertainties are detailed in Frisby Technologies' filings on Form 10-KSB for 1998 and Forms 10-QSB with the Securities and Exchange Commission.

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 Company Contact:             Investor Relations:                       Media Relations:
 Steve Villa, CFO             Lisa D. Lettieri, VP                      Elissa Grabowski, AVP
 Frisby Technologies, Inc.    Lippert/Heilshorn & Associates, Inc.      Lippert/Heilshorn & Associates, Inc.
 (336) 784-7754               (212) 838-3777                            (212) 838-3777
                                                                               --------------
 www.frisby.com               www.lhai.com or lisa@lhai.com             www.lhai.com or elissa@lhai.com

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